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                                                                    Exhibit 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants, we hereby consent to the incorporation of our Report dated March 6, 1997, included in this Form 10-K into the Company's previously filed Registration Statement on Form S-4 (File No. 33-78922).



                                 ARTHUR ANDERSEN LLP

Chicago, Illinois
March 27, 1997